UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

BGC Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35591	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The 2023 annual meeting of stockholders (the “Annual Meeting”) of BGC Group, Inc. (the “Company”) was held on November 14, 2023. The following matters were voted on at the Annual Meeting:

(1)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(3)	The approval, on an advisory basis, of executive compensation.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of the Company’s Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	1,212,332,315	103,839,962	81,652,709
David P. Richards	1,201,899,940	114,272,337	81,652,709
Arthur U. Mbanefo	1,195,582,268	120,590,009	81,652,709
Linda A. Bell	1,198,292,178	117,880,099	81,652,709
William D. Addas	1,289,309,073	26,863,204	81,652,709

The five nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 - Ratification of appointment of independent registered public accounting firm

For	Against	Abstain
1,391,855,898	5,752,743	216,345

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3 - Approval, on an advisory basis, of executive compensation

For	Against	Abstain	Broker Non- Votes
1,181,083,763	132,516,110	2,572,404	81,652,709

Stockholders approved, on an advisory basis, the Company’s executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Group, Inc.

Date: November 16, 2023	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer

[Signature Page to Form 8-K regarding action taken at the Company’s 2023

Annual Meeting of Stockholders]